                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-71683 of Redding Bancorp on Form S-8 of our report dated January 18, 2002, appearing in this Annual Report on Form 10-K of Redding Bancorp for the year ended December 31, 2001.


/s/ DELOITTE TOUCHE LLP

February 20, 2002